Investments in Equity Method Investees (Summarized Operating Results of Morgan Stanley) (Detail) - Morgan Stanley [Member] - JPY (¥) ¥ in Billions	6 Months Ended
	Sep. 30, 2018	Sep. 30, 2017
Equity Method Investment, Summarized Financial Information, Income and Loss
Net revenues	¥ 2,258	¥ 2,077
Total non-interest expenses	1,601	1,508
Income from continuing operations before income taxes	657	569
Net income applicable to Morgan Stanley	¥ 502	¥ 393